UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2010

FNDS3000 CORP

(Exact name of registrant as specified in its charter)

Delaware	333-138512	51-0571588
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4651 Salisbury Road, Suite 485

Jacksonville, Florida 32256

(Address of principal executive offices)

(904) 273-2702

(Registrant’s telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Law Offices of Stephen M. Fleming PLLC

110 Wall Street, 11th Floor

New York, New York 10005

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

FNDS3000 Corp (the “Company”) entered into an Amended and Restated Note Purchase Agreement (the “Amended Agreement”) with Sherington Holdings, LLC (“Sherington”) on December 1, 2008, which amended the Note Purchase Agreement entered by and between the Company and Sherington on October 29, 2008 (the “Original Agreement”). The Original Agreement provided for the sale of a secured convertible promissory note in the principal amount of $320,000 (the “October 2008 Note”). Pursuant to the terms of the Original Agreement, the Company and Sherington closed on the sale and purchase of the October 2008 Note on October 31, 2008. The Amended Agreement provided for an increase in the principal amount of indebtedness subject to the Amended Agreement from $320,000 to $1,000,000. On December 1, 2008, the Company issued that certain Amended and Restated Secured Convertible Promissory Note in the principal amount of $1,000,000 (the “December 2008 Note”) and the December 2008 Note replaced the October 2008 Note, and the October 2008 Note was cancelled. Pursuant to the Amended Agreement and the December 2008 Note, Sherington provided an additional $680,000 in funding on December 1, 2008, resulting in total funding of $1,000,000. The Company amended the Amended Agreement on July 1, 2009.

The December 2008 Note bears interest at 10% and had a maturity date of February 28, 2010. On March 11, 2010, the Company and Sherington entered into a Note Modification Agreement (the “Modification”) pursuant to which the maturity date of the December 2008 Note was extended to March 31, 2010. The Modification is effective as of February 28, 2010.

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, a copy of which are attached as an exhibit to this Current Report on Form 8-K. Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Description

4.1	Amended and Restated Note Purchase Agreement entered by and between the Company and Sherington Holdings, LLC dated December 1, 2008 (1)

4.2	Amended and Restated Secured Convertible Promissory Note issued to Sherington Holdings, LLC dated December 1, 2008 (1)

4.3	Second Amended and Restated Secured Convertible Promissory Note issued to Sherington Holdings, LLC dated July 1, 2009 (2)

4.4	First Amendment to the Amended and Restated Note Purchase Agreement, dated July 1, 2009, by and between the Company and Sherington Holdings, LLC (2)

4.5	Note Modification Agreement by and between the Company and Sherington Holdings, LLC dated March 11, 2010

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on December 5, 2008.
(2)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on July 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNDS3000 CORP

Date: March 19, 2010	/s/ Joseph F. McGuire
Joseph F. McGuire
Chief Financial and Accounting Officer